Exhibit 10.4
NONQUALIFIED STOCK OPTION AGREEMENT

THIS OPTION AND THE SHARES OF COMMON STOCK COVERED HEREBY (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAW OR THE SECURITIES ACT OF 1933, AS AMENDED ("FEDERAL ACT") UPON RELIANCE OF EXEMPTIONS AVAILABLE THEREFOR.  THE SECURITIES WILL BE ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, HYPOTHECATED, SOLD OR TRANSFERRED, NOR WILL ANY ASSIGNEE OR TRANSFEREE THEREOF BE RECOGNIZED BY MODAVOX, INC. AS HAVING ANY INTEREST IN SUCH SECURITIES IN THE ABSENCE OF (i) AN OPINION OF COUNSEL THAT THE TRANSACTION BY WHICH SUCH SECURITIES WILL BE OFFERED FOR SALE, HYPOTHECATED, SOLD OR TRANSFERRED IS EXEMPT UNDER THE FEDERAL ACT, AND APPLICABLE STATE SECURITIES LAWS; OR (ii) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE FEDERAL ACT AND APPLICABLE STATE SECURITIES LAWS.

MODAVOX, INC.
NONQUALIFIED STOCK OPTION

No. of Shares – 250,000
Dated: February 28, 2009

This certifies that, for assignment by James G. Crawford hereinafter referred to as the “Optionee,” or his successors and assigns, is entitled, subject to the terms and conditions hereinafter set forth, at or before 5:00 o'clock P.M., Eastern time, subject to adjustment upon the occurrence of the contingencies set forth, to purchase two hundred fifty thousand (250,000) shares of $.0001 par value Common Stock (the "Common Stock") of Modavox, Inc., upon the exercise of this nonqualified stock option (the “Option”), at one dollar and fifty cents ($1.50) per share (the “Option Price") and is subject to adjustments upon the occurrence of the contingencies set forth in this Option.  The Optionee and Modavox are hereinafter referred to collectively as the “Parties.”

Upon delivery of this Option with the subscription form annexed hereto, duly executed, together with payment of this Option Price for the shares of Common Stock thereby purchased, at the principal office of 1900 West University Drive, Suite 230, Tempe, AZ 85281, or at such other address as Modavox may designate by notice in writing to the Optionee hereof, the Optionee of this Option shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.  All shares of Common Stock which may be issued upon the exercise of this Option will, upon issuance, be fully-paid and non-assessable and free from all taxes, liens and charges with respect thereto.

This Option is subject to the following terms and conditions:

1.	Exercise of Option.

a.
This Option may be exercised in whole at any time, or in any part from time to time, prior to 5:00 o'clock P.M., Eastern time, on or before February 28, 2014, but not thereafter, as to all or any part of the number of shares of Common Stock then subject hereto to the extent such shares have vested. This Option is vested over five (5) years from the date hereof unless Modavox is acquired by another entity which will automatically vest all Options immediately.

b.
In case of any partial exercise of this Option, Modavox shall execute and deliver a new Option of like tenor and date for the balance of the shares of Common Stock purchasable hereunder.  This Option may not be exercised as to less than one thousand (25,000) shares at any one time unless the number of shares purchased is the total number at the time available for purchase under this Option. This Option may be exercised only as to whole shares; fractional share interests will be disregarded except that they may be accumulated.

c.
Upon any exercise of this Option, Optionee may, in lieu of payment of the Option Price in cash, surrender this Option (or any successor hereto or fraction hereof) (valued for such purpose at the Fair Market Value of the underlying Common Stock for which such Option is exercisable on the date of such exercise less the Option Price then in effect) and apply all or a portion of the amount so determined to the payment of the Option Price for the number of shares of Common Stock being purchased as to all the number of whole shares of Common Stock then subject hereto. The term "Fair Market Value" shall mean the means the fair market value of the Common Stock, as either determined by the Board in good faith on such basis as it deems appropriate or the average of the Closing Sales Price of the Company’s Common Stock as quoted on the OTC Bulletin Board, Amex, Nasdaq or NYSE for the five (5) trading days immediately preceding the date of notice or exercise which relates to said determination of Fair Market Value.

2.
Adjustment of Option Price and Number of Shares Purchasable Hereunder.  In case Modavox shall at any time subdivide the outstanding shares of its Common Stock, this Option Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case Modavox shall at any time combine the outstanding shares of its Common Stock, this Option Price in effect shall immediately prior to such combination be proportionately increased, effective from and after the record date of such subdivision or combination, as the case may be.

3.
Notice of Adjustments.  Upon any adjustment of this Option Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Option, then and in each such case, Modavox, within thirty (30) days thereafter, shall give written notice thereof to the Optionee of this Option at the address of such Optionee as shown on the books of Modavox, which notice shall state this Option Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Option, setting forth in reasonable detail the method of calculation of each.  The Optionee of this Option shall have ten (10) days in which to review the proposed adjustment and to object to the proposed adjustment by notifying Modavox in writing of such objection, setting forth in reasonable detail the reasons for such objection.  If the Optionee fails to object to the proposed adjustment during such ten (10) day period the proposed adjustment shall become final.  If the Optionee objects to the proposed adjustment then Modavox and the Optionee shall attempt to reconcile their differences and if unable to do so such adjustment shall be determined by Modavox's independent accountants whose determination shall be final.

4.
Notice of Exercise of Option.  This Option may be exercised by this Optionee by a written notice signed by this Optionee, and delivered or mailed to Modavox to the attention of the Chief Executive Officer.  The notice shall specify the number of shares of Stock which this Optionee elects to purchase hereunder, and be accompanied by (i) a certified or cashier’s check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) surrender this Option (or any successor hereto or fraction hereof) (valued for such purpose at the Fair Market Value of the underlying Common Stock for which such Option is exercisable on the date of such exercise less the Option Price then in effect) and apply all or a portion of the amount so determined to the payment of the Option Price for the number of shares of Common Stock being purchased, (iii) shares of Stock owned by Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, (iv) a certified or cashier’s check accompanied by the Option (valued for such purpose at the Fair Market Value of the underlying Common Stock for which such Option is exercisable on the date of such exercise less the Option Price then in effect) whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder; or (v) a certified or cashier’s check accompanied by a certificate or certificates representing the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder.  Upon receipt of any such notice and accompanying payment, the Company agrees to issue to the Optionee stock certificates for the number of shares specified in such notice registered in the name of the Optionee.

5.
Charges, Taxes and Expenses.  The issuance of certificates for shares of Common Stock upon any exercise of this Option shall be made without charge to the Optionee hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by Modavox, and such certificates shall be issued in the name of, or in such name or names as may be directed by, the Optionee of this Option; provided, however, that in the event that certificates for shares of Common Stock are to be issued in a name other than the name of the Optionee of this Option, this Option when surrendered for exercise shall be accompanied by an instrument of transfer in form satisfactory to Modavox, duly executed by the Optionee hereof in person or by an attorney duly authorized in writing.

6.
Certain Obligations of Modavox.  Modavox will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions to be performed or observed by Modavox, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Option and in the taking of all other action which may be necessary in order to protect the rights of the Optionee of this Option against dilution.  Without limiting the generality of the foregoing, Modavox agrees that it will not establish or increase the par value of the shares of any Common Stock which are at the time issuable upon exercise of this Option above the then prevailing Option Price hereunder and that, before taking any action which would cause an adjustment reducing this Option Price hereunder below the then par value, if any, of the shares of any Common Stock issuable upon exercise hereof, Modavox will take any corporate action which may, in the opinion of its counsel, be necessary in order that Modavox may validly and legally issue fully-paid and non-assessable shares of such Common Stock at this Option Price as so adjusted.

7.
Continuance of Engagement. Nothing contained in this Option shall confer upon this Optionee any right to continue in the engagement of Modavox or constitute any contract or agreement of engagement. Nothing contained in this Option shall interfere in any way with the right of Modavox to (i) terminate the engagement of this Optionee, or (ii) reduce the compensation received by this Optionee from time to time, provided that nothing herein shall modify any written engagement or consulting agreement as may now exist or hereinafter be entered into between Optionee and Modavox.

8.
Effect of Termination of Relationship.  If this Optionee ceases to be engaged by Modavox for any reason, this Option shall terminate to the extent not vested. Upon termination of Optionee's engagement by reason of retirement, disability or death, this Option, to the extent vested, may be exercised by this Optionee or his executor or administrator, as the case may be, at any time prior to January 1, 20June 1, 2015.

9.
Change of Control.  This Option shall accelerate to the extent not vested in the event of a Change of Control, provided Optionee remained employed by Modavox not less than six months prior to the Change of Control.  For purposes hereof, "Change Of Control" means a change in control of Modavox of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not Modavox is subject to the Exchange Act at such time, including any of the following events:

(a)
Any Person becomes the Beneficial Owner, directly or indirectly, of securities of Modavox representing a majority of the combined voting power of or equity interest in Modavox in connection with a merger or otherwise. In applying the preceding sentence, securities acquired directly from Modavox, its subsidiaries, or affiliates by or for the Person shall not be taken into account.

(b)
A merger or consolidation of Modavox is consummated with any other corporation or entity or any other form of business combination pursuant to which the outstanding stock of Modavox is exchanged for cash, securities or other property paid, issued or caused to be issued by the surviving or acquiring corporation or entity unless the stockOptionees immediately before the merger or consolidation would continue to own equity securities that represent (either by remaining outstanding or by being converted into equity securities of the surviving entity) at least a controlling interest in Modavox or such surviving or acquiring entity corporation immediately after such merger or consolidation.

(c)	A sale, transfer or lease by Modavox of all, or substantially all, of Modavox's assets is consummated.

“Beneficial Owner" has the meaning set forth in Rule 13d-3 under the Securities Act of 1993, as amended.  “Person” has the meaning given in Section 3(a)(9) of the Securities Act of 1933, amended, as modified and used in Section 13(d) of the Securities Act of 1933, amended, and will include a "group," as defined in Rule 13d-5 promulgated thereunder. However, a person will not include Modavox or any of its affiliates.

10.
Notices. All notices and other communications required or permitted under this Option will be delivered to the parties at the address set forth below their respective signature blocks, or at such other address that they hereafter designate by notice to all other parties in accordance with this Section. All notices and communications will be deemed to be received in accordance with the following: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of facsimile transmission, on the date on which the sender receives confirmation by facsimile transmission that such notice was received by the addressee, provided that a copy of such transmission is additionally sent by mail as set forth in (iv) below; (iii) in the case of overnight air courier, on the second business day following the day sent, with receipt confirmed by the courier; and (iv) in the case of mailing by first class certified mail, postage prepaid, return receipt requested, on the fifth business day following such mailing.

11.
Compulsory Arbitration.  Any controversy, claim and/or dispute arising out of or relating to this Option or the breach hereof or subject matter hereof (including any action in tort) will be finally and fully settled by arbitration in Maricopa County, Arizona in accordance with the then-existing Commercial Arbitration Rules of the American Arbitration Association (the “AAA”), and judgment upon the award rendered by the arbitrators may be entered in any court having applicable jurisdiction.  Written notice of demand for arbitration will be given to the other parties and to the AAA within six (6) months after the controversy, claim or dispute has arisen or be barred, and in no event after the date when the institution of court proceedings based on such dispute would be barred by the applicable statute of limitations.  Controversies, claims and/or disputes will be resolved by one arbitrator selected by the mutual agreement of the parties or, failing that agreement within forty-five (45) days after written notice demanding arbitration, by the AAA.  There will be limited discovery prior to the arbitration hearing as follows: (i) exchange of witness lists and copies of documentary evidence and documents related to or arising out of the issues to be arbitrated, and (ii) depositions of all Party witnesses. Depositions will be conducted in accordance with the rules or code of Civil Procedure of the jurisdiction in which the arbitration is conducted, and a court reporter will record all hearings, with such record constituting the official transcript of such proceedings.  All decisions of the arbitrator will be in writing, and the arbitrator will provide reasons for the decision.  Each of the Parties will bear its own respective attorney’s fees and costs in accordance with any dispute or arbitration.

12.
Governing Law. This Option will be deemed to have been executed in the State of Delaware and will be governed and construed as to both substantive and procedural matters in accordance with the laws of the State of Delaware, but excepting (i) any State of Delaware rule which would result in judicial failure to enforce the arbitration provisions of Section 11 hereof or any portion thereof and (ii) any State of Delaware rule which would result in the application of the law of a jurisdiction other than the State of Delaware.  Any dispute arising from this Option must be filed in the county in which the principal office of Modavox is located.

13.
Complete Agreement. This Option contains the entire agreement of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, with respect to such subject matter, and the Parties have made no agreements, representations or warranties relating to the subject matter of this Option which are not set forth herein.  If a conflict is determined to exist among any of the aforementioned agreements, the terms of this Option will control.

14.
Amendment. This Option may not be amended, modified, superseded, canceled or terminated, and any of the matters, covenants, representations, warranties or conditions hereof may not be waived, except by written instrument executed by the Parties or, in the case of a waiver, by such of the Parties to be charged with such waiver.

15.
Waiver. The failure of either of the Parties to insist upon strict adherence to any term, condition or other provision of this Option will not be considered a waiver or deprive that Party of the right thereafter to insist upon strict adherence to that term or any other term, condition or other provision of this Option.

16.	Headings. The headings of this Option are solely for convenience of reference and will not affect its interpretation.

17.
Severability. If any one clause or part of this Option is deemed invalid, unenforceable or illegal by the arbitrators or court of competent jurisdiction, then it is severed from this Option and the rest of this Option remains in full force and effect. Optionee acknowledges the uncertainty of the law in this respect and expressly stipulates that this Option be given the construction which renders its

18.
Further Assurances.  The Parties will sign such other instruments, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts.

19.
Legal Counsel. Optionee hereby acknowledges that he  has been advised that the party who drafted this Option on behalf of Modavox is a licensed attorney, that such party is representing Modavox’s interests only and that Optionee been urged to retain legal counsel to advise him.

20.
 Registration Rights.  The Optionee shall have registration rights with respect to the Warrant as set forth in the Registration Rights Agreement of even date herewith between the Optionee and the Company.

21.	Miscellaneous.

(a)
Modavox covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of Common Stock to permit the exercise hereof in full and a sufficient number of shares of Common Stock to permit the conversion of all such shares of Common Stock.

(b)
The terms of this Option shall be binding upon and shall inure to the benefit of any successors or assigns of Modavox and of the Optionee or Optionees hereof and of the Common Stock issued or issuable on the exercise hereof.

(c)
No Optionee of this Option, as such, shall be entitled under this Option to vote or receive dividends (except as provided in paragraph 2 hereof) or be deemed to be a stockOptionee of Modavox for any purpose.

(d)
Except as otherwise provided herein, this Option and all rights hereunder are transferable by the Optionee hereof in person or by duly authorized attorney on the books of Modavox upon surrender of this Option, properly endorsed, to Modavox.  Modavox may deem and treat the Optionee of this Option at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

(e)
By acceptance of this Option the Optionee represents and Options to Modavox that such Optionee is acquiring this Option and will acquire any shares of Common Stock issued upon the exercise of this Option for the Optionee's own account with the intent of holding such Option or shares for investment and without the intent of participating directly or indirectly in a distribution of the same.  Any certificates for Common Stock issued upon the exercise of this Option shall bear a legend similar to the legend appearing on the first page of this Option.

IN WITNESS WHEREOF, Modavox has caused this Option to be signed by its duly authorized officers and its corporation seal to be affixed hereto as of the date first written on.

MODAVOX, INC.

By:/s/ David J. Ide
David J. Ide
Chief Executive Officer

Accepted:

/s/ James G. Crawford
James G. Crawford

ASSIGNMENT

(To be Executed by the Optionee to effect a Transfer of the foregoing Option)

FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto the foregoing Option and the rights represented thereto to purchase shares of Common Stock of MODAVOX, INC., in accordance with the terms and conditions thereof, and does hereby irrevocably constitute and appoint  ______________________________________
Attorney to transfer the said Option on the books of Modavox, with full power of substitution.

________________________________________________	By	___________________________________
________________________________________________		Signature

________________________________________________
________________________________________________
Address

Dated: ____________________________

In the presence of: __________________________________

SUBSCRIPTION FORM

(To be Executed by the Optionee to Exercise the Rights to Purchase Stock evidenced by the foregoing Option)

TO:           MODAVOX, INC.

The undersigned hereby exercises the right to purchase _______ shares of Common Stock covered by the attached Option in accordance with the terms and conditions thereof, and herewith makes payment of this Option Price of such shares in full.

The undersigned represents and Options to you that the undersigned is acquiring such shares for the undersigned's own account with the intent of holding such shares for investment and without the intent of participating directly or indirectly in a distribution of such shares.

_________________________________
By: _____________________________
Signature

_________________________________
_________________________________
Address

Dated: _________________.